UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2003

F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Elliott Avenue West
Seattle, WA 98119
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 206-272-5555

Former name or former address, if changed since last report: N/A

Item 7. Financial Statements and Exhibits

     (c)  Exhibits:

99.1	Press release of F5 Networks, Inc. announcing quarterly earnings dated July 23, 2003

Item 9. Regulation FD Disclosure

The following information is disclosed pursuant to Item 12—Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.

On July 23, 2003, F5 Networks issued a press release containing quarterly earnings results for the third quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 12 in this Item 9, shall not be deemed to be incorporated by reference into F5’s filings with the Securities and Exchange Commission under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2003

F5 NETWORKS, INC.

	By:	/s/ JOHN MCADAM

John McAdam
Chief Executive Officer & President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release of F5 Networks, Inc. announcing quarterly earnings dated July 23, 2003